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                                                                   EXHIBIT 10.19


                                 AMENDMENT NO. 1
                     TO ISSUING AND PAYING AGENCY AGREEMENT


                                                                    May 12, 2000


         WHEREAS, the parties hereto have previously entered into an Issuing and Paying Agency Agreement, dated as of September 24, 1996, between Banco Popular de Puerto Rico, a banking association chartered under the laws of the Commonwealth of Puerto Rico (the "Bank"), and The Chase Manhattan Bank, as issuing and paying agent (the "Issuing and Paying Agent") relating to the issue and sale by the Bank of its Bank Notes; and

         WHEREAS, the Bank and the Issuing and Paying Agent wish to amend the Issuing and Paying Agency Agreement as provided herein;

         NOW, THEREFORE, the Bank and the Issuing and Paying Agent hereby agree to amend the Issuing and Paying Agency Agreement as follows:

         1. As of any time on or after the date of this amendment: (i) each reference in the Issuing and Paying Agency Agreement to the "Distribution Agreement" shall mean and be a reference to the Distribution Agreement, dated September 24, 1996, among the Bank and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc. and CS First Boston Corporation (now Credit Suisse First Boston Corporation) as amended as of the date hereof; (ii) each reference in Sections 2(ii), 10(iii), 13(i), 13(v) and 14(3) of the Issuing and Paying Agency Agreement to "$250,000" shall mean and be a reference to "$100,000"; and (iii) each reference in the Issuing and Paying Agency Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Issuing and Paying Agency Agreement shall mean and be a reference to the Issuing and Paying Agency Agreement as amended hereby.

         2. The last sentence of Section 4(ii) of the Issuing and Paying Agency Agreement is hereby replaced in its entirety with the following sentence:

         "As used in this Agreement, the term "Business Day" shall mean, for any Bank Note, a day that meets all the following applicable requirements:
         (A) for all Bank Notes, is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a bank holiday in Puerto Rico or a day on which banking institutions in New York City or in the city in which the Bank is headquartered generally are authorized or obligated by law, regulation or executive order to close; (B) if the Bank Note is a LIBOR Note (as defined in the Offering Circular), is also a London Business Day;


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         and (C) if the Bank Note has a specified currency other than U.S.
         dollars, is also a day on which banking institutions are not authorized or obligated by law, regulation or executive order to close in the principal financial center of the country issuing the specified currency; and (ii) "London Business Day" in Exhibit G to the Distribution Agreement shall mean any day on which dealings in the relevant index currency are transacted in the London interbank market."

         3. As of any time on or after the date of this amendment, the Issuing and Paying Agency Agreement, as amended hereby, is and shall continue to be in full force and effect and as so amended is hereby ratified and confirmed and is binding on the parties hereto.

         4. This amendment may be executed by any one of the parties hereto in any number of counterparts, each of which shall be an original, but all of such counterparts shall together constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Issuing and Paying Agency Agreement to be executed on their behalf as of the day and year first above written.

                                    BANCO POPULAR DE PUERTO RICO


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:


                                    THE CHASE MANHATTAN BANK,
                                             as Issuing and Paying Agent


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

CONSENTED AND AGREED TO:

THE CHASE MANHATTAN BANK,
         as Calculation Agent under the Interest
         Calculation Agreement, dated as of September
         24, 1996, between the Bank and the
         Calculation Agent, as amended


By:
   ----------------------------------------------------
   Name:
   Title:

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